Exhibit 10.1

AMENDMENT NO. 3

AMENDMENT NO. 3, dated as of August 9, 2012 (this “Amendment”), to the Credit Agreement dated as of November 23, 2010 as amended on February 18, 2011 and May 24, 2011 (as further amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among DUNKIN’ BRANDS, INC., a Delaware corporation (the “Borrower”), DUNKIN’ BRANDS HOLDINGS, INC., a Delaware corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender (in such capacity, the “Swing Line Lender”), L/C Issuer (in such capacity, the “L/C Issuer”) and Collateral Agent and the other Agents named therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.01 of the Credit Agreement permits amendment of the Credit Agreement with consent of the Borrower and the Required Lenders;

WHEREAS, Section 2.14 permits the Borrower by written notice to establish New Term Commitments;

WHEREAS, the Borrower has requested New Term Loans in an aggregate principal amount equal to $400,000,000 pursuant to Section 2.14 of the Credit Agreement;

WHEREAS, the proceeds of borrowings of the New Term Loans will be used to fund dividends to shareholders of Parent and/or repurchases of shares of Parent’s common stock, with the balance, if any, for general corporate purposes of the Borrower and its Subsidiaries;

WHEREAS, the Borrower requests that dividends and repurchases contemplated by the preceding recital (up to $450,000,000) not reduce the Cumulative Amount or any other “baskets” for Restricted Payments under the Credit Agreement;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit A (a “Joinder”) as a New Term B-2 Lender (as defined below) will make New Term B-2 Loans in the amount set forth on the signature page of such Person’s Joinder on or after the effective date of this Amendment (but no more than 2 Business Days after the effective date of this amendment) to the Borrower;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments.

Effective as of the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 3” means Amendment No. 3 to this Agreement dated as of August 9, 2012.

“Amendment No. 3 Effective Date” has the meaning given to such term in Section 3 of Amendment No. 3.

“New Term B-2 Commitment” means, with respect to a New Term B-2 Lender, the commitment of such New Term B-2 Lender to make a New Term B-2 Loan on or after the Amendment No. 3 Effective Date (but no more than 2 Business Days after Amendment No. 3 Effective Date), in the amount set forth on the joinder agreement of such New Term B-2 Lender to Amendment No. 3 (it being understood that such amount shall not count towards the $350,000,000 limitation set forth in clause (ii) of Section 2.14(a) of the Credit Agreement or be subject to compliance with the First Lien Senior Secured Leverage Ratio set forth in such clause). The aggregate amount of the New Term B-2 Commitments of all New Term B-2 Lenders shall equal $400,000,000. For the avoidance of doubt, each New Term B-2 Commitment is a New Term Commitment.

“New Term B-2 Commitment Termination Date” has the meaning specified in Section 2.06(b)(vi).

“New Term B-2 Lender” means a Person with a New Term B-2 Commitment to make New Term B-2 Loans to the Borrower on or after the Amendment No. 3 Effective Date (but no more than 2 Business Days after Amendment No. 3 Effective Date). For the avoidance of doubt, each New Term B-2 Lender is a New Term Lender.

“New Term B-2 Loan” means a Loan that is made pursuant to Section 2.01(d)(i) of the Credit Agreement on or after the Amendment No. 3 Effective Date (but no more than 2 Business Days after Amendment No. 3 Effective Date). For the avoidance of doubt, each New Term B-2 Loan is a New Term Loan.

“Responsible Financial Officer” means the chief financial officer, treasurer, controller or vice president of finance or other similar officer of the Borrower.

(b) The definitions of “Parent” and “Term B-2 Loan” in Section 1.01 of the Credit Agreement are hereby amended by deleting such definition and replacing it with the following:

“Parent” means Dunkin’ Brands Group, Inc. (f/k/a Dunkin’ Brands Group Holdings, Inc.), a Delaware corporation.

“Term B-2 Loan” means an Additional Term B-2 Loan, a Loan that is deemed made pursuant to Section 2.01(c)(i) or a New Term Loan made pursuant to Section 2.01(d)(i).

(c) The definition of “Cumulative Amount” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the words “the sum of Excess Cash Flow for each fiscal year of the Borrower” and replacing them with “the sum of Excess Cash Flow (changing references to “fiscal year” in the definition thereof to “fiscal quarter” for this purpose) for each fiscal quarter of the Borrower” and (ii) replacing the “and” before “(4)” with a semicolon and adding the following before the semicolon in clause (d) thereof: “and (5) the amount of Restricted Payments made pursuant to Section 7.06(k)”.

(d) Section 2.01 of the Credit Agreement is hereby amended by adding the following after the end of paragraph (c) to such Section:

“(d)(i) Subject to the terms and conditions hereof and of Amendment No. 3, each New Term B-2 Lender severally agrees to make a New Term B-2 Loan to the Borrower on or after the Amendment No. 3 Effective Date (but no more than 2 Business Days after Amendment No. 3 Effective Date) in an aggregate principal amount not to exceed its New Term B-2 Commitment.

      (ii) The New Term B-2 Loans shall have the same terms as the Term B-2 Loans as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 3, except as modified by Amendment No. 3, shall constitute the same tranche and class of Term Loans as the Term B-2 Loans, shall vote together and shall be treated the same in all respects, except that (i) the initial Interest Period for all New Term B-2 Loans that are Eurodollar Rate Loans shall commence on the date of borrowing thereof and shall end on the same day, which shall be the last day of an Interest Period for an existing Borrowing of Term B-2 Loans and (ii) the Administrative Agent may make just other adjustments to cause the New Term B-2 Loans to have the same Interest Periods (on a pro rata basis among Term Lenders) as existing Term B-2 Loans. For the avoidance of doubt, the New Term B-2 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B-2 Loans prior to the Amendment No. 3 Effective Date.”

(e) Paragraph (b)(i) of Section 2.05 of the Credit Agreement is hereby amended by deleting the proviso of such paragraph in its entirety and replacing it with the following:

“provided, that such percentage shall be reduced to 25% if the Total Leverage Ratio as of the last day of the applicable fiscal year was no greater than 5.50:1.00; and provided, further, that no mandatory prepayment under this Section 2.05(b)(i) shall be required if the Total Leverage Ratio as of the last day of the applicable fiscal year was no greater than 4.75:1.00”.

(f) Section 2.06(b) of the Credit Agreement is hereby amended by adding the following clause (vi) to such Section:

“(vi) The New Term B-2 Commitment of each New Term B-2 Lender shall automatically terminate upon the earlier of (i) the borrowing of the New Term B-2 Loans and (ii) two business days following the Amendment No. 3 Effective Date.”

(g) Section 2.07(a) of the Credit Agreement is hereby amended by deleting “Interest Payment Date” in the heading of the table therein and adding the following before the period:

“; provided, further, that, at the time of the borrowing of the New Term B-2 Loans, (i) the amount set forth in the table above for June 30, 2013 shall be increased by the product of (x) the percentage obtained by dividing $247,681.23 into $1,463,076,431.23 times (y) the principal amount of New Term B-2 Loans and (ii) the amount set forth in the table above for each date thereafter shall be increased by 0.25% of the principal amount of such New Term B-2 Loans”.

(h) Section 2.09 of the Credit Agreement is hereby amended by adding the following after the end of paragraph (c) to such Section:

“(d) New Term B-2 Funding Fee. The Borrower agrees to pay to each New Term B-2 Lender on the date of the borrowing of New Term B-2 Loans a funding fee of 1.0% of the principal amount of each New Term B-2 Loan funded on such date by such New Term B-2 Lender, which amount may be deducted by such New Term B-2 Lender from the proceeds of such New Term B-2 Loan.”

(i) Paragraph (a) of Section 2.14 of the Credit Agreement is hereby amended by deleting clause (ii) of the third sentence and replacing it with the following:

“(ii) subject to the preceding clause (i), the aggregate amount of the New Revolving Credit Commitments and New Term Commitments shall not exceed $350,000,000 (excluding the aggregate amount of New Term B-2 Commitments provided pursuant to Amendment No. 3) plus an additional amount of New Revolving Credit Commitments and New Term Commitments so long as (x) in the case of New Revolving Credit Commitments and New Term Commitments that are secured equally and ratably with the Facilities, the First Lien Senior Secured Leverage Ratio shall be no greater than 5.25 to 1.0 as of the end of the Test Period most recently ended after giving Pro Forma Effect to such New Revolving Credit Commitments or New Term Loans and (y) in the case of New Revolving Credit Commitments and New Term Commitments that are secured by a lien that is junior to the liens securing the Facilities, the Senior Secured Leverage Ratio shall be no greater than 5.50 to 1.0 as of the end of the Test Period most recently ended after giving Pro Forma Effect to such New Revolving Credit Commitments or New Term Loans (and, in each case, with respect to any New Revolving Credit Commitment, assuming a borrowing of the maximum amount of Loans available under such New Revolving Credit Commitment and any New Revolving Credit Commitments previously made pursuant to this Section 2.14)”.

(j) Section 6.11 of the Credit Agreement is hereby amended by adding the following paragraph (f) to such Section:

“(f) Use the proceeds of all New Term B-2 Loans to fund dividends to shareholders of Parent and/or repurchases of shares of Parent’s common stock, with the balance, if any, for general corporate purposes of the Borrower and its Subsidiaries.”

(k) Section 7.02(i) of the Credit Agreement is hereby amended by deleting the period and replacing it with the following:

“;

provided that the certificate referred to clause (B)(2) and (C) shall not be required for any Permitted Acquisition for aggregate consideration of less than $20,000,000;”.

(l) Section 7.06 of the Credit Agreement is hereby amended by (1) deleting clause (f) thereof and replacing it with the following:

“(f) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower and its Restricted Subsidiaries may make Restricted Payments in an aggregate amount that does not exceed the sum of (i) the greater of (x) $60,000,000 and (y) 2.00% of Total Assets as of the end of the Test Period last ended (such amount to be reduced on a dollar for dollar basis by any use of this Section 7.06(f)(i) reallocated to prepayments of Junior Financings pursuant to Section 7.13(i)) and (ii) the Cumulative Amount as in effect immediately prior to the time of making of such Restricted Payment; provided that (A) in the case of any Restricted Payment under this clause (f) made with the Cumulative Amount, the Borrower and its Restricted Subsidiaries shall be in Pro Forma Compliance with the covenants set forth in Section 7.10 after giving effect to such Restricted Payment and the use of proceeds thereof and (B) upon a Qualifying IPO, the references to $60,000,000 and 2.00% in clauses (x) and (y) above shall be increased to $115,000,000 and 3.75%, respectively, with the additional amounts resulting from such increase available only to the extent that the Senior Secured Leverage Ratio would be not greater than 5.50 to 1.00 after giving pro forma effect to such Restricted Payment;”

and (2) by adding the following before the period:

“;

(k) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower and its Restricted Subsidiaries may make Restricted Payments during a fiscal quarter in an aggregate amount that does not exceed 50% of the average Excess Cash Flow (changing references to “fiscal year” in the definition thereof to “fiscal quarter” for this purpose), if any, for the immediately preceding four fiscal quarters (provided financial statements for such preceding fiscal quarter or the fiscal year that includes such preceding fiscal quarter have been delivered pursuant to Section 6.1(a) or (b)); and

(l) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may make Restricted Payments of up to $450,000,000 related to share repurchases and/or dividends by Parent”.

(m) Section 7.13 of the Credit Agreement is hereby amended by replacing “5.00 to 1.00” in clause (i) with “5.50 to 1.00”.

(n) References to “the chief financial officer or treasurer of the Borrower” throughout the Credit Agreement are replaced with “a Responsible Financial Officer of the Borrower”.

Section 2. Representations and Warranties.

Each of Holdings and the Borrower represents and warrants to the Lenders as of the date hereof and the Amendment No. 3 Effective Date that:

(a) Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the date of such Credit Extension, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such earlier date and (ii) that for purposes of this Section 2, the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 3 Effective Date or pursuant to Section 6.01(a) and Section 6.01(b) of the Credit Agreement.

(b) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Conditions to Effectiveness.

(a) The provisions of this Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) on which each of the following conditions is satisfied:

(i) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(1) counterparts of this Amendment executed each Loan Party, and consents to this Amendment in the form of Exhibit B hereto executed by the Required Lenders;

(2) a Note executed by a Responsible Officer of the Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 3 Effective Date, if any;

(3) an opinion of Ropes & Gray LLP, special counsel to the Borrower, dated the Amendment No. 3 Effective Date and addressed to each L/C Issuer, Arranger, the Administrative Agent and the Lenders, substantially in the form previously provided to the Administrative Agent;

(4) (A) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization or a similar Governmental Authority and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 3 Effective Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative (other than in the case of the Borrower), certifying that such certificate or articles of incorporation or organization have not been amended since the Escrow Release Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 3 Effective Date, or in the alternative (other than in the case of the Borrower), certifying that such by-laws or operating agreements have not been amended since the Amendment No. 2 Effective Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B); and

(5) a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (v) and (vi) of this Section 3(a) and that the New Term B-2 Loan Commitments meet the requirements and conditions to be New Term Commitments.

(ii) The Administrative Agent shall have received executed Joinder Agreements providing for an aggregate principal amount of the New Term B-2 Loan Commitments equal to $400,000,000.

(iii) The Borrower shall have paid a consent fee (the “Consent Fee”) to the Administrative Agent, for the ratable account of the Applicable Lenders (as defined below), equal to 0.125% of the aggregate outstanding principal amount of Term Loans (excluding any amount of New Term B-2 Loans) plus 0.125% of the aggregate amount of Revolving Credit Commitments of the Applicable Lenders. “Applicable Lender” shall mean each Lender that has delivered an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on August 2, 2012 or such later date and time specified by the Borrower and notified in writing to the Lenders by the Administrative Agent.

(iv) All fees and expenses due to the Administrative Agent, the Arrangers and the New Term B-2 Lenders required to be paid on the Amendment No. 3 Effective Date shall have been paid.

(v) No Default shall exist, or would result from this Amendment and related Credit Extension or from the application of the proceeds therefrom.

(vi) The representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement and Section 2 of this Amendment or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the date hereof, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such earlier date and (B) that for purposes of this Section 3, the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 3 Effective Date or pursuant to Section 6.01(a) and Section 6.01(b) of the Credit Agreement.

(vii) To the extent requested by a New Term B-2 Lender in writing not less than three (3) Business Days prior to the Amendment No. 3 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(viii) The Administrative Agent shall have received a Request for Credit Extension.

(b) The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 3 Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendments effected hereby shall not become effective, and the New Term B-2 Commitments will automatically terminate, if each of the conditions set forth or referred to in Section 3(a) has not been satisfied at or prior to 5:00 p.m., New York City time, on August 31, 2012.

Section 4. Waivers.

The Required Lenders and Administrative Agent agree that the Borrower may deliver a Request for Credit Extension pursuant to Sections 2.02 and 4.02 of the Credit Agreement not later than 5:00 p.m. on the second Business Day prior to the date of the proposed date of borrowing of New Term B-2 Loans.

Section 5. Expenses.

The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 6. Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7. Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.16 and 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 8. Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9. Reaffirmation.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.

Section 10. Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

DUNKIN’ BRANDS, INC.

By:
	Name:	Paul Carbone
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 3]

DUNKIN’ BRANDS HOLDINGS, INC.

By:
	Name:	Paul Carbone
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 3]

BASKIN-ROBBINS FLAVORS LLC

BASKIN-ROBBINS FRANCHISED SHOPS LLC

BASKIN-ROBBINS FRANCHISING LLC

BASKIN-ROBBINS INTERNATIONAL LLC

BASKIN-ROBBINS LLC

BASKIN-ROBBINS USA LLC

BR IP HOLDER LLC

BR JAPAN HOLDINGS LLC

DB CANADIAN HOLDING COMPANY INC.

DB CANADIAN SUPPLIER INC.

DB FRANCHISING HOLDING COMPANY LLC

DB INTERNATIONAL FRANCHISING LLC

DB MASTER FINANCE LLC

DB MEXICAN FRANCHISING LLC

DB REAL ESTATE ASSETS I LLC

DB REAL ESTATE ASSETS II LLC

DB UK FRANCHISING LLC

DBI STORES LLC

DBI STORES TEXAS LLC

DD IP HOLDER LLC

DUNKIN’ DONUTS FRANCHISED RESTAURANTS LLC

DUNKIN’ DONUTS FRANCHISING LLC

DUNKIN’ DONUTS LLC

DUNKIN’ DONUTS REALTY INVESTMENT LLC

DUNKIN’ DONUTS USA LLC

DUNKIN’ VENTURES LLC

MISTER DONUT OF AMERICA LLC

THIRD DUNKIN’ DONUTS REALTY LLC

By:
	Name:	Paul Carbone
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 3]

BARCLAYS BANK PLC, as Administrative Agent

By:
Name:
Title:

[Signature Page to Amendment No. 3]

EXHIBIT A

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of August 9, 2012 (this “Agreement”), by and among [NEW B-2 LENDER] (each, a “New Term B-2 Lender” and, collectively, the “New Term B-2 Lenders”), Dunkin’ Brands, Inc. (the “Borrower”), and BARCLAYS BANK PLC (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 23, 2010 and amended by Amendment No. 1 dated as of February 18, 2011, as further amended by Amendment No. 2 dated as of May 24, 2011 and Amendment No. 3 dated as of August 9, 2012 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, Dunkin’ Brands Holdings, Inc., a Delaware corporation (“Holdings”), each lender from time to time party thereto and Barclays Bank PLC, as Administrative Agent, Swing Line Lender and L/C Issuer (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish New Term B-2 Commitments (the “New Term B-2 Commitments”) with existing Term B-2 Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, New Term B-2 Lenders shall become Lenders pursuant to one or more Joinder Agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each New Term B-2 Lender hereby agrees to provide the New Term B-2 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(d) of the Credit Agreement. The New Term B-2 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents

Each New Term B-2 Lender, the Borrower and the Administrative Agent acknowledge and agree that the New Term B-2 Commitments provided pursuant to this Agreement shall constitute Term B-2 Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each New Term B-2 Lender hereby agrees to make a New Term B-2 Loan to the Borrower in an amount equal to its New Term B-2 Commitment on the Amendment No. 3 Effective Date in accordance with Section 2.01(d) of the Credit Agreement.

Exhibit A-1

Each New Term B-2 Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other New Term B-2 Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each New Term B-2 Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned shall become Lenders under the Credit Agreement and shall have the respective New Term B-2 Commitment set forth on its signature page hereto, effective as of the Amendment No. 3 Effective Date.

For each New Term B-2 Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Term B-2 Lender may be required to deliver to the Administrative Agent pursuant to Section 10.15 of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Exhibit A-2

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of August     , 2012.

[NAME OF NEW TERM B-2 LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

New Term B-2 Commitments:

$

DUNKIN’ BRANDS, INC.

By:
Name:
Title:

Exhibit A-3

Accepted:

BARCLAYS BANK PLC, as Administrative Agent

By:
Name:
Title:

Exhibit A-4

EXHIBIT B

CONSENT TO AMENDMENT NO. 3

CONSENT TO AMENDMENT NO. 3 (this “Consent”) to Amendment No. 3 (“Amendment”) to that certain Credit Agreement, dated as of November 23, 2010, as amended on February 18, 2011 and May 24, 2011 (the “Credit Agreement”), by and among Dunkin’ Brands, Inc. (the “Borrower”), Dunkin’ Brands Holdings, Inc., Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”), the Lenders from time to time party thereto and the other parties thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

The undersigned Lender hereby irrevocably and unconditionally approves and consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: August , 2012

,
as a Lender (type name of the legal entity)

By:
Name:
Title:
Fund Manager:

If a second signature is necessary:

By:
Name:
Title:

Exhibit B-1